UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
————————————————
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

COLONIAL FINANCIAL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34817 (Commission File Number)	90-0183739 (I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

(856) 205-0058
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2011, the stockholders of Colonial Financial Services, Inc. (the “Company”) approved the Colonial Financial Services, Inc. 2011 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 14, 2011. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on August 18, 2011.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposal is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 14, 2011.  The final result of the stockholder votes is as follows:

Proposal 1 – Election of Directors

The stockholders approved the election of directors as follows:

Albert A. Fralinger, Jr.

For	2,518,248
Withhold	36,665
Broker non-votes	871,920

John Fitzpatrick, CPA

For	2,529,533
Withhold	25,380
Broker non-votes	871,920

Proposal 2 – Ratification of the Independent Registered Public Accounting Firm

The stockholders ratified the appointment of ParenteBeard, LLC as independent registered public accounting firm for the year ending December 31, 2011 as follows:

For	3,372,639
Against	17,770
Abstain	36,424
Broker non-votes	-

Proposal 3 – Approval of the Colonial Financial Services, Inc. 2011 Equity Incentive Plan

The stockholders approved the Colonial Financial Services, Inc. 2011 Equity Incentive Plan as follows:

For	2,366,527
Against	178,721
Abstain	9,665
Broker non-votes	871,920

Item 8.01.	Other Events

On August 19, 2011, the Company announced that its Board of Directors had adopted a stock repurchase program.  Under the repurchase program, the Company may repurchase up to 209,422 shares of its common stock, or approximately 5% of the current outstanding shares.

The repurchase program permits shares to be repurchased in open market or private transactions, through block trades, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.  The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate.

A copy of the press release announcing this item is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description
10.1
Colonial Financial Services, Inc. 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 14, 2011 (File No. 001-34817))

	99.1	Press release dated August 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.

Date: August 19, 2011	By:	/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Colonial Financial Services, Inc. 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 14, 2011 (File No. 001-34817))

99.1	Press release dated August 19, 2011